EXHIBIT 99.2

                UNAUDITED PRO-FORMA INTERIM FINANCIAL STATEMENTS
                AS OF AND FOR THE PERIOD ENDED SEPTEMBER 30, 2004
               FOR GENESIS TECHNOLOGY GROUP, INC. AND SUBSIDIARIES

                                    CONTENTS


Unaudited Pro Forma Financial Statements:

     Pro Forma Consolidated Balance Sheet....................................F-2

     Pro Forma Consolidated Statement of Operations..........................F-3

Notes to Unaudited Pro Forma Financial Statements.....................F-4 to F-5

                                        GENESIS TECHNOLOGY GROUP, INC. AND SUBSIDIARIES
                                              PRO FORMA CONSOLIDATED BALANCE SHEET
                                                       September 30, 2004
                                                           (Unaudited)
                                                  Genesis
                                                Technology
                                                Group. Inc.
                                                    and                                Pro forma Adjustments       Pro Forma
                                                Subsidiaries   Extrema LLC    AJE      Dr.      AJE      Cr.        Balances
                                                ------------   ------------   ---   ---------   ---   ---------   ------------
                   ASSETS

CURRENT ASSETS:
  Cash and cash equivalents ..................  $  1,675,734   $      3,005         $       -         $       -   $  1,678,739
  Marketable equity securities ...............         5,027              -                 -                 -          5,027
  Accounts receivable (net of allowance for
   doubtful accounts of $52,850) .............       257,637         27,603                 -                 -        285,240
  Inventories ................................       318,665        135,038                 -                 -        453,703
  Prepaid expenses and other .................       283,272         26,000                 -                 -        309,272
                                                ------------   ------------         ---------         ---------   ------------

    Total Current Assets .....................     2,540,335        191,646                 -                 -      2,731,981
                                                ------------   ------------         ---------         ---------   ------------

PROPERTY AND EQUIPMENT - Net .................       149,820              -   (1)      15,494   (2)         222        165,092
                                                ------------   ------------         ---------         ---------   ------------

OTHER ASSETS:
  Goodwill ...................................        10,540              -   (1)     303,562                 -        314,102
  Marketable equity securities - restricted ..       441,300              -                 -                 -        441,300
  Due from related party .....................             -              -                 -                 -              -
  Investment in subsidiary ...................       388,651              -                 -   (1)     388,651              -
  Other intangible assets - net ..............             -              -   (1)     150,000   (2)       4,167        145,833
  Other assets ...............................       153,739            494                 -               494        153,739
                                                ------------   ------------         ---------         ---------   ------------

    Total Other Assets .......................       994,230            494           453,562           393,312      1,054,974
                                                ------------   ------------         ---------         ---------   ------------

    Total Assets .............................  $  3,684,385   $    192,140         $ 469,056         $ 393,534   $  3,952,047
                                                ============   ============         =========         =========   ============

     LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Loan payable ...............................  $    120,773   $          -         $       -         $       -   $    120,773
  Accounts payable and accrued expenses ......       266,519        286,553                 -                 -        553,072
  Deferred revenue ...........................        50,833              -                 -                 -         50,833
  Due to related party .......................       535,192              -                 -                 -        535,192
                                                ------------   ------------         ---------         ---------   ------------

    Total Current Liabilities ................       973,317        286,553                 -                 -      1,259,870
                                                ------------   ------------         ---------         ---------   ------------

MINORITY INTEREST ............................        50,937              -                 -                 -         50,937
                                                ------------   ------------         ---------         ---------   ------------

SHAREHOLDERS' EQUITY:
  Preferred stock ($.001 Par Value; 20,000,000
   Shares Authorized) Convertible preferred
   stock Series A ($.001 Par Value; 218,000
   Shares Authorized; 97,500 shares issued and
   outstanding) ..............................            97              -                 -                 -             97
  Common stock ($.001 Par Value; 200,000,000
   Shares Authorized; 51,099,693 shares issued
   and outstanding) ..........................        51,100              -                 -                 -         51,100
  Additional paid-in capital .................    18,403,301              -                 -                 -     18,403,301
  Accumulated deficit ........................   (15,644,101)       (94,413)  (2)       4,390   (1)      79,912    (15,662,992)
  Less: Deferred compensation ................      (273,438)             -                 -                 -       (273,438)
  Less: Subscriptions receivable .............       (25,400)             -                 -                 -        (25,400)
  Accumulated other comprehensive income .....       148,572              -                 -                 -        148,572
                                                ------------   ------------         ---------         ---------   ------------

    Total Shareholders' Equity ...............     2,660,131        (94,413)            4,390            79,912      2,641,240
                                                ------------   ------------         ---------         ---------   ------------

    Total Liabilities and Shareholders' Equity  $  3,684,385   $    192,140         $   4,390          $ 79,912   $  3,952,047
                                                ============   ============         =========         =========   ============

                                    See notes to pro forma consolidated financial statements
                                                               F-2

                                         GENESIS TECHNOLOGY GROUP, INC. AND SUBSIDIARIES
                                         PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                              For the Year ended September 30, 2004
                                                           (Unaudited)
                                                  Genesis
                                                Technology
                                                Group. Inc.
                                                    and                                Pro forma Adjustments       Pro Forma
                                                Subsidiaries   Extrema LLC    AJE      Dr.      AJE      Cr.        Balances
                                                ------------   ------------   ---   ---------   ---   ---------   ------------

NET REVENUES .................................  $ 23,232,967   $ 2,994,637          $       -         $       -   $ 26,227,604

COST OF SALES ................................    22,251,404     2,885,534                  -                 -     25,136,938
                                                ------------   -----------          ---------         ---------   ------------

GROSS PROFIT .................................       981,563       109,103                  -                 -      1,090,666
                                                ------------   -----------          ---------         ---------   ------------

OPERATING EXPENSES:
  Consulting .................................       148,586             -                  -                 -        148,586
  Salaries and non-cash compensation .........     1,391,259       104,562                  -                 -      1,495,821
  Selling, general and administrative ........     1,180,108       126,189    (2)       4,390                 -      1,310,687
                                                ------------   -----------          ---------         ---------   ------------

    Total Operating Expenses .................     2,719,953       230,751              4,390                 -      2,955,094
                                                ------------   -----------          ---------         ---------   ------------

LOSS FROM OPERATIONS .........................    (1,738,390)     (121,648)            (4,390)                -     (1,864,428)

OTHER INCOME (EXPENSE):
  Loss from sale of marketable securities ....       (18,355)            -                  -                 -        (18,355)
  Loss on impairment of marketable securities              -             -                  -                 -              -
  Settlement income ..........................       196,650             -                  -                 -        196,650
  Interest expense, net ......................        (8,390)       (9,378)                 -                 -        (17,768)
                                                ------------   -----------          ---------         ---------   ------------

    Total Other Income (Expense) .............       169,905        (9,378)                 -                 -        160,527
                                                ------------   -----------          ---------         ---------   ------------

LOSS BEFORE DISCONTINUED OPERATIONS AND
  MINORITY INTEREST ..........................    (1,568,485)     (131,026)            (4,390)                -     (1,703,901)
                                                ------------   -----------          ---------         ---------   ------------

DISCONTINUED OPERATIONS:
  Loss from discontinued operations ..........             -             -                  -                 -              -
                                                ------------   -----------          ---------         ---------   ------------

    Total Loss from Discontinued Operations ..             -             -                  -                 -              -
                                                ------------   -----------          ---------         ---------   ------------

LOSS BEFORE MINORITY INTEREST ................    (1,568,485)     (131,026)            (4,390)                -     (1,703,901)

MINORITY INTEREST IN INCOME OF SUBSIDIARY ....        (3,626)            -                  -                 -         (3,626)
                                                ------------   -----------          ---------         ---------   ------------

NET LOSS .....................................    (1,572,111)     (131,026)            (4,390)                -     (1,707,527)

BENEFICIAL CONVERSION FEATURE - PREFERRED
 STOCK .......................................      (500,000)            -                  -                 -       (500,000)
                                                ------------   -----------          ---------         ---------   ------------

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS .  $ (2,072,111)  $  (131,026)         $  (4,390)        $       -   $ (2,207,527)
                                                ============   ===========          =========         =========   ============

                                    See notes to pro forma consolidated financial statements
                                                               F-3

                 GENESIS TECHNOLOGY GROUP, INC. AND SUBSIDIARIES
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The accompanying unaudited pro forma consolidated financial statements of Genesis Technology Group, Inc. and Subsidiaries (the "Company") give effect to the acqusiiion of Extrema LLC for cash, and the issuance of common stock. These pro forma statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Balance Sheet as of September 30, 2004 and the Unaudited Pro Forma Statement of Operations for the year ended September 30, 2004 does not purport to represent what the financial position or results of operations of the Company would actually have been if the transaction discussed above had in fact occurred on October 1, 2003, nor do they purport to project the results of operations or financial position of Genesis Technology Group, Inc. and Subsidiaries for any future period or as of any date.

On August 12, 2005, the Company entered into an Agreement for Purchase of LLC Membership Interests in Extrema LLC.

Effective September 8, 2004, the Company acquired 60% of the common stock of Extrema, a Miami-based computer hardware wholesaler with a 22-year history. The Company accounted for this acquisition using the purchase method of accounting in accordance with SFAS No. 141. In connection with the acquisition, the Company issued 1,369,697 shares of common stock to the seller. The value of the 1,369,697 common shares issued of $.16 per share or $219,151 was determined based on the average market price of the Company's common shares over the 5-day period before and after the acquisition date of September 8, 2004 and paid cash of $63,500. Additionally, in connection with the acquisition, the seller retained an accounts receivable in the amount of approximately $106,000 which was applied to the purchase price. The purchase price exceeded the fair value of net assets acquired by $468,562. The Company applied $150,000 of the excess to customer lists based on the present value of future cash flows of pending sales orders, which was being amortized over a 36 month period and $15,000 to the fair market value of property and equipment acquired. The remaining excess of $303,562 has been applied to goodwill. The results of operations of Extrema were included in the consolidated results of operations of the Company from the acquisition date of September 9, 2004 to September 30, 2004.

                 GENESIS TECHNOLOGY GROUP, INC. AND SUBSIDIARIES
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The adjustments to the unaudited pro forma balance sheet as of September 30, 2004 reflects the recording of goodwill, other intangible assets, and acquired property and equipment, as well as the elimination of the investment in Extrema by the Company and the reclassification of accumulated deficit prior to the acquisition to additional paid-in capital.

(1) To reflect the recording of goodwill, other intangible assets and property and equipment, the elimination of the accumulated deficit prior to acquisition, and the elimination of the Company's investment in Extrema.

(2) To reflect the recording of depreciation and amortization on acquired property and equipment and intangible assets.

1)

Goodwill .............................  303,562
Other intangible assets ..............  150,000
Property and equipment ...............   15,000
     Investment in subsidiary ........                  388,651
     Accumulated deficit .............                   79,912

2)

Selling, general and administrative ..    4,390
     Accumulated depreciation ........                      222
     Accumulated amortization ........                    4,167


                                       F-5